UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2021 (October 19, 2021)

Newcourt Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40929	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Broadway

Suite 705

Oakland, CA 94612

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 214-3750

[Not Applicable]
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	NCACU	The Nasdaq Stock Market LLC

Class A ordinary share, par value $0.0001 per share, included as part of the units	NCAC	The Nasdaq Stock Market LLC

Redeemable warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the units	NCACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 22, 2021, Newcourt Acquisition Corp (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 units (the “Units”), including 3,000,000 Units issued pursuant to the partial exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A ordinary share”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-254328) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 16, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated October 19, 2021, by and between the Company and Cantor Fitzgerald & Co. (“Underwriter”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated October 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 19, 2021, by and among the Company, its officers, its directors and Sponsor, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 19, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 19, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated October 19, 2021 (the “Indemnity Agreements”), by and between the Company and each of the directors and officers of the Company, a form of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Placement Unit Subscription Agreement, dated October 19, 2021 (the “Sponsor Placement Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●

A Placement Unit Subscription Agreement, dated October 19, 2021 (the “Cantor Placement Units Purchase Agreement”), by and between the Company and Underwriter, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	A Placement Unit Subscription Agreement, dated October 19, 2021 (the “CCM Placement Units Purchase Agreement, and, together with the Sponsor Placement Units Purchase Agreement and the Cantor Placement Units Purchase Agreement, the “Placement Units Purchase Agreements”), by and between the Company and Cohen & Company Capital Markets, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Placement Units Purchase Agreements, the Company completed the private sale of an aggregate of 1,140,000 units (the “Placement Units”) (920,000 Placement Units to the Sponsor, 187,000 Placement Units to Underwriter, and 33,000 Placement Units to Cohen & Company Capital Markets) at a purchase price of $10.00 per Placement Unit, generating gross proceeds to the Company of $11,400,000. The Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2021 and in connection with the IPO, Simran Aggarwal, Rohit Bodas, and Nicole Farb (the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Directors are independent directors.

Effective October 19, 2021, Mses. Aggarwal and Farb and Mr. Bodas were appointed to the Board’s audit committee, with Mr. Bodas serving as chair. Effective October 19, 2021, Mses. Aggarwal and Farb and Mr. Bodas were appointed to the Board’s compensation committee, with Ms. Aggarwal serving as chair.

On October 19, 2021, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an Indemnity Agreement with the Company.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of Indemnity Agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.4 hereto, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2021 and in connection with the IPO, the shareholders of the Company approved and adopted the Company’s Amended and Restated Memorandum and Articles of Association (the “A&R MoA”). The terms of the A&R MoA are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R MoA is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $255,000,000, comprised of the proceeds from the IPO after offering expenses and the proceeds of the sale of the Placement Units, was placed in a U.S.-based trust account maintained by CST, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest that may be needed to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to (A) modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity and (iii) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 15 months from the closing of the IPO, subject to applicable law.

In addition, the 6,611,500 Class B ordinary shares of the Company (the “Founder Shares”) held by the Sponsor and certain directors of the Company (prior to the exercise of the over-allotment) included an aggregate of up to 841,500 Founder Shares that were subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment option was not exercised in full. Since the underwriters’ over-allotment was partially exercised, the Sponsor forfeited 76,500 Founder Shares.

On October 19, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 22, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 19, 2021, by and between the Company and Cantor Fitzgerald & Co.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated October 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company.
10.1	Letter Agreement, dated October 19, 2021, by and among the Company and the Company’s security holders named therein, and the officers and directors of the Company.
10.2	Investment Management Trust Agreement, dated October 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 19, 2021, by and among the Company and certain security holders.
10.4	Form of Indemnity Agreement, dated October 19, 2021, by and between the Company and each of the directors and officers of the Company
10.5	Placement Unit Subscription Agreement, dated October 19, 2021, by and between the Company and Newcourt SPAC Sponsor LLC.
10.6	Placement Unit Subscription Agreement, dated October 19, 2021, by and between the Company and Cantor Fitzgerald & Co.
10.7	Placement Unit Subscription Agreement, dated October 19, 2021. by and between the Company and Cohen & Company Capital Markets.
99.1	Press Release, dated October 19, 2021.
99.2	Press Release, dated October 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCOURT ACQUISITION CORP

	By:	/s/ Marc Balkin
		Name:	Marc Balkin
		Title:	Chief Executive Officer

Dated: October 25, 2021